SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant                                [X]
Filed by a Party other than the Registrant             [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                          THE SWISS HELVETIA FUND, INC.

     ______________________________________________________________________
                  (Name of Registrant as Specified in Charter)

     ______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
          ____________________
     (2)  Aggregate number of securities to which transaction applies:
          ____________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): __________
     (4)  Proposed maximum aggregate value of transaction:__________________
     (5)  Total fee paid: _______________________________________________
[ ]  Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:____________________________
     (2) Form, schedule or registration statement no.:____________
     (3) Filing party:______________________________________
     (4) Date filed: _______________________________________


                          THE SWISS HELVETIA FUND, INC.

                           1270 Avenue of the Americas
                                    Suite 400
                            New York, New York 10020

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 8, 2006

                    ________________________________________

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Swiss Helvetia Fund, Inc. (the "Fund") will be held at 11:30 a.m., on Thursday, June 8, 2006 at The Omni Berkshire Place, 21 East 52nd Street, Juilliard Ballroom (2nd Floor), New York, New York 10022, for the following purposes:

     1. To elect three Class III Directors to serve for a three-year term.

     2. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the year ending December 31, 2006.

     3. To approve changes to certain of the Fund's fundamental investment policies and restrictions to permit the Fund to:

     A. leverage up to 10% of its total assets (including the amount borrowed);

     B. invest in securities of Swiss Real Estate Companies (as defined in the Proxy Statement);

     C. acquire equity and equity-linked securities of non-Swiss companies in limited instances;

     D. invest up to 20% (increased from 10%) of its total assets in illiquid securities; and

     E. engage in certain options transactions.

     4. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 13, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

     You are cordially invited to attend the Meeting. Whether or not you intend to attend the Meeting, you are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the enclosed envelope. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

                                             By Order of the Board of Directors,

                                                              Edward J. Veilleux
Dated: April 18, 2006                                                  SECRETARY

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE. IN ORDER TO AVOID THE
    ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR
                 COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.


                          THE SWISS HELVETIA FUND, INC.
                           1270 Avenue of the Americas
                                    Suite 400
                            New York, New York 10020
                         Annual Meeting of Stockholders
                                  June 8, 2006

                                 PROXY STATEMENT


INTRODUCTION

     This Proxy Statement is furnished by the Board of Directors of The Swiss Helvetia Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 11:30 a.m., on Thursday, June 8, 2006 at The Omni Berkshire Place, 21 East 52nd Street, Juilliard Ballroom (2nd Floor), New York, New York 10022. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy will first be mailed to stockholders on or about April 18, 2006.

ABOUT THE FUND


     The Fund's investment advisor is Hottinger Capital Corp. ("HCC"). The executive offices of the Fund and HCC are located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Fund's administrator is Citigroup Fund Services LLC ("Citigroup Services"), and its executive offices are located at Two Portland Square, Portland, Maine 04101.

     The Fund has earned the Lipper, Inc. award for ranking number one among Western European closed-end funds in one-year performance for the year 2005. The Fund had previously achieved this ranking for one-year performance in 2000 and also had ranked number one among Western European closed-end funds in 10-year performance for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998. Past performance is not a guarantee of future results. The Fund's website at www.swz.com contains more information about the Fund's performance. Lipper, a leading global provider of mutual fund information and analysis, is not affiliated with the Fund or HCC. As of December 31, 2005, there were six funds in the Lipper Western European closed-end funds category, which is comprised of funds that concentrate their investments in equity securities whose primary trading markets or operations are in the Western European region or a single country within that region.


VOTING INFORMATION

     If the accompanying form of Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified on the Proxy, the shares will be voted FOR the election of each nominee as a Class III Director, FOR the ratification of the Fund's independent registered public accounting firm and FOR each of the proposals to approve changes to certain of the Fund's fundamental policies and investment restrictions. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund revoking it, by submitting a properly executed Proxy bearing a later date, or by attending the Meeting and voting in person. Attending the Meeting will not automatically revoke a previously executed Proxy. Shares represented by a Proxy marked to withhold authority to vote for a Director, abstentions and broker non-votes will be included in determining the existence of a quorum at the Meeting, but will not constitute a vote in favor of a proposal. As a result, because they are not votes cast "FOR" a proposal, they will have the effect of a vote "AGAINST" Proposal 2 and each of Proposals
3A-3E. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

     If a stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may determine that any vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the 1940 Act, the acquisition of more than 3% of the Fund's common stock by another fund (whether registered, private or offshore) is unlawful. The Fund will invalidate votes cast on behalf of any such fund or by any other stockholder whose holdings are unlawful, that are otherwise properly cast, only after it has obtained a decision through appropriate proceedings in a court or other forum of competent jurisdiction that such votes are not valid. The Fund may suspend the final counting of votes pending such a decision.

     The Board of Directors has fixed the close of business on April 13, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 24,535,297 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

     Management of the Fund knows of no business other than that mentioned in the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS YEAR ENDED DECEMBER 31, 2005 AND ITS MOST RECENT QUARTERLY REPORT TO ANY STOCKHOLDER UPON REQUEST. REQUESTS FOR THESE REPORTS SHOULD BE MADE IN WRITING TO THE SWISS HELVETIA FUND, INC., 1270 AVENUE OF THE AMERICAS, SUITE 400, NEW YORK, NEW YORK 10020, OR BY CALLING THE FUND'S TOLL-FREE TELEPHONE NUMBER:
1-888-794-7700.

                 PROPOSAL 1: TO ELECT THREE CLASS III DIRECTORS

     The Fund's Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms. The number of Directors is currently ten and is divided into three classes, composed of four Class I Directors and three Class II and Class III Directors each. Stockholders are being asked to elect three Class III Directors to serve for a three-year term. The Class III nominees, Stephen K. West, Esq., Paul Hottinguer and Michael Kraynak, Jr., are the only nominees to be considered for election as Class III Directors at the Meeting and, if elected, each will serve a three-year term of office until the Annual Meeting of Stockholders in 2009, or until his respective successor is duly elected and qualified.

     Each of the Class III nominees was first nominated by the Governance/Nominating Committee consisting of the eight Non-Interested Directors (as defined below), two of whom are Class III nominees. Stephen K. West, Esq. and Paul Hottinguer were last elected by stockholders as Class III Directors in 2003 to serve until this Meeting. Michael Kraynak, Jr. was elected by the Board of Directors of the Fund in 2005. The Board of Directors of the Fund, including all of the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund (each such Director a "Non-Interested Director"), unanimously proposed the Class III nominees for election at this Meeting.

     Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy to vote each Proxy FOR the election of the three Class III nominees of the Fund listed above. Each nominee has indicated he will serve, if elected, but if any such nominee should be unable to serve, proxies will be voted for an alternate nominee, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a Director. Each of the nominees is currently a member of the Board of Directors.

     Please see pages 3 and 4 of this Proxy Statement for additional information concerning the Class III nominees.

REQUIRED VOTE AND THE BOARD'S RECOMMENDATION

     In accordance with Delaware law and the Fund's Certificate of Incorporation and By-Laws, Directors are elected by a plurality of the votes cast at the Meeting by the stockholders entitled to vote.

   THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE THREE NOMINEES AS CLASS
                                 III DIRECTORS.


CERTAIN INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

     The following tables set forth certain information about each person nominated for Director by the Board of Directors of the Fund for election, each person currently serving and continuing as a Director and each person who currently serves as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All of the information is as of December 31, 2005. Mr. Claude Mosseri-Marlio also is currently serving as a Director of the Fund, but his term concludes with the Meeting and he is not standing for re-election. The information with respect to the Directors is separately stated for Directors who have been determined to be Non-Interested Directors and Directors who are deemed to be "interested persons" of the Fund under the 1940 Act.

-----------------------------------------------------------------------------------------------------------------------
                                           CLASS I NON-INTERESTED DIRECTORS
                                             (TERMS WILL EXPIRE IN 2007)
-----------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS & AGE    POSITION(S)                  PRINCIPAL                   OTHER DIRECTORSHIPS      SHARES AND
                          WITH                    OCCUPATION(S)                         HELD            DOLLAR RANGE
                          FUND         DURING AT LEAST THE PAST FIVE YEARS          BY DIRECTOR           OF COMMON
                         (SINCE)                                                                            STOCK
                                                                                                        BENEFICIALLY
                                                                                                          OWNED AT
                                                                                                          DEC. 31,
                                                                                                           2005(1)
--------------------- -------------- ----------------------------------------- ----------------------- ----------------
Claude W. Frey        Director       President of the Swiss Parliament from    Chairman of the              1,814
Clos 108              (1995);  and   1994 to 1995; President of the Swiss      Board: Infra Tunnel     $10,001-$50,000
2012 Auvernier        Member of      Police Academy (Neuchatel) from 1996 to   SA (Marin) since
Switzerland           the            2003; Member of the Swiss Parliament      2002; Beton Frais SA
Age 62                Governance/    from 1979 to 2003; Parliamentary          (Marin) since 2002;
                      Nominating     Assembly of the Council of Europe         President of the
                      Committee      (Strasbourg) from 1996 to 2004;           Steering Committee of
                      (2002)         Executive Board of the "North-South       InterNutrition
                                     Centre" (Lisbon) since 1999; President    (Zurich) since 2000;
                                     of the National Committee for Foreign     Member of the Board:
                                     Affairs from 2001 to 2003; Vice           SCCM SA
                                     President of the National Committee for   (Crans-Montana) since
                                     Foreign Affairs from 1999 to 2001;        2001; Dexia Banque
                                     Chairman of the Board: Berun Frais SA     Privee (Suisse),
                                     (Maria) since 2002; Federation of Swiss   Zurich, since 2003;
                                     Food Industries (Berne)  from 1991 to     Chairman of the
                                     2001; Association of Swiss Chocolate      Executive Board of
                                     Manufacturers (Berne) from 1991 to        the "North-South
                                     2000; Vice Chairman of the Board:         Centre" (Lisbon)
                                     Federation of Swiss Employers'            since 2004; Chairman
                                     Association (Zurich) from 1997 to 2001    of the Federal
                                                                               Committee for
                                                                               Employee Pension
                                                                               Plans (Berne) since
                                                                               2004
--------------------- -------------- ----------------------------------------- ----------------------- ----------------
Eric R. Gabus         Director        Chairman of the Board of Societe         Vice Chairman of the         1,000
St. Dominique Villa   (1987); Vice    Neuchateloise de Presse and L'Express    Board of Fondation      $10,001-$50,000
Chemin de             Chairman        Communication (Neuchatel) until 2002     Denis de Rougemont
Carnaches 17          (Non-Officer)                                            pour l'Europe, Geneva
1815 Clarens/VD       (1994);                                                  since 1980; Deputy
Switzerland           Chairman of                                              Chairman of Credit
Age 78                the                                                      Suisse First Boston
                      Governance/                                              (London) until 1986;
                      Nominating                                               Executive Vice
                      Committee                                                President of Nestle
                      (2002); and                                              until 1982
                      Member of the
                      Litigation
                      Committee
                      (2001 to 2003)
--------------------- --------------- ---------------------------------------- ----------------------- ----------------
Jean-Marc Boillat     Director        Former CEO, Tornos-Bechler S.A.,         None                         None
Les Gadras            (2005);  and    Moutier; Former Ambassador of
47120 Villeneuve de   Member of the   Switzerland in various countries,
Duras                 Governance/     including Lebanon, Cyprus, Angola,
France                Nominating      Mozambique and Argentina
Age 64                Committee
                      (2005)
--------------------- --------------- ---------------------------------------- ----------------------- ----------------

                                           CLASS II NON-INTERESTED DIRECTORS
                                              (TERMS WILL EXPIRE IN 2008)
---------------------- --------------- ---------------------------------------- ------------------------ ---------------
 NAME, ADDRESS & AGE    POSITION(S)                   PRINCIPAL                   OTHER DIRECTORSHIPS      SHARES AND
                            WITH                    OCCUPATION(S)                        HELD             DOLLAR RANGE
                            FUND         DURING AT LEAST THE PAST FIVE YEARS          BY DIRECTOR          OF COMMON
                          (SINCE)                                                                            STOCK
                                                                                                          BENEFICIALLY
                                                                                                            OWNED AT
                                                                                                            DEC. 31,
                                                                                                            2005(1)
---------------------- --------------- ---------------------------------------- ------------------------ ---------------
Didier                 Director        Honorary Chairman of Schneider           Director: Fleury             2,303
Pineau-Valencienne     (1999);         Electric SA (industrial conglomerate)    Michon (France); AFEP    $10,001-$50,000
c/o Schneider          Member of the   since 1999; Chairman of the Board and    (France); Wendel
Electric,              Audit           Chief Executive Officer of Schneider     Investissements
SA                     Committee       Electric SA from 1981 to 1999;           (formerly, Compagnie
64 Rue de Miromesnil   (1999);         Chairman of AFEP from 1999 to 2001;      Generale d'Industrie
75008 Paris            Member of the   Vice Chairman of Credit Suisse First     et de Participations
France                 Governance/     Boston (Europe) Limited (investment      (CGIP)) from 1996 to
Age 74                 Nominating      banking) from February 1999 to November  2005; Member of the
                       Committee       2002; Senior Adviser of Credit Suisse    Board of Pernod Ricard
                       (2002) and of   First Boston (Europe) Limited since      since 2003; Member of
                       the             November 2002; Partner of SAGARD         the Supervisory Board
                       Litigation      Private Equity Partners (France)         of AXA-UAP (France)
                       Committee                                                (insurance) from 1998
                       (2001 to 2003)                                           to 2001; Member of
                                                                                Advisory Board of Booz
                                                                                Allen & Hamilton (USA)
                                                                                from 1997 to 2002;
                                                                                Member of LaGardere
                                                                                (France) (holding
                                                                                company)
---------------------- --------------- ---------------------------------------- ------------------------ ---------------
Samuel B. Witt, III,   Director        Senior Vice President and General        Former Member and            3,008
Esq.                   (1987) and      Counsel:  Stateside Associates, Inc.     President of the         $10,001-$50,000
1802 Bayberry Court    Chairman of     from 1993 to 2004; Senior Consultant     Virginia Military
Suite 401              the Board of    to Stateside Associates, Inc. from       Institute Board of
Richmond, Virginia     Directors       June 1 to December 31, 2004; Samuel B.   Visitors; Trustee of
23226-3767             (2006);         Witt, III, Attorney-at-Law, since        The Williamsburg
Age 70                 Chairman of     August 1993                              Investment Trust
                       the Audit                                                (registered investment
                       Committee                                                company)
                       (1993 to
                       2006) and of
                       the
                       Litigation
                       Committee
                       (2001 to
                       2003); and
                       Member of the
                       Governance/
                       Nominating
                       Committee
                       (2002)
---------------------- --------------- ---------------------------------------- ------------------------ ---------------
Paul R. Brenner, Esq.  Director        Of Counsel of Salans (law firm) since    Chairman of the Board        9,177
25 Moore Rd.           (2002);         July 1996; Paul R. Brenner,              and Director: Harry      over $100,000
Bronxville, New York   Chairman of     Attorney-at-Law since June 1993;         Limited (Private
10708                  the Audit       Counsel to the Fund from 1994 to 2002;   Investment Company
Age 63                 Committee       Partner of Kelley Drye & Warren LLP      ("P.I.C.")); MFGAT,
                       (2006);         (law firm) from 1976 to 1993             Inc. (P.I.C.);
                       Member of the                                            Strelsau, Inc.
                       Governance/                                              (P.I.C.); MG
                       Nominating                                               Management Corp.
                       Committee                                                (P.I.C.); Marango
                       (2005); and                                              Capital Management
                       Secretary                                                Corp. (P.I.C.);
                       (1987 to 2002)                                           Director: Quercus
                                                                                Foundation, Inc.
                                                                                (Private Foundation);
                                                                                Highstead Foundation,
                                                                                Inc. (Arboretum); and
                                                                                Director and Senior
                                                                                Trustee: of The Louis
                                                                                Calder Foundation
                                                                                (Private Foundation)

-----------------------------------------------------------------------------------------------------------------------
                                          CLASS III NON-INTERESTED DIRECTORS
                                        (NOMINEES FOR TERMS EXPIRING IN 2009)
--------------------- --------------- ---------------------------------------- ----------------------- ----------------
NAME, ADDRESS & AGE    POSITION(S)                   PRINCIPAL                  OTHER DIRECTORSHIPS      SHARES AND
                           WITH                    OCCUPATION(S)                        HELD            DOLLAR RANGE
                           FUND         DURING AT LEAST THE PAST FIVE YEARS         BY DIRECTOR           OF COMMON
                         (SINCE)                                                                            STOCK
                                                                                                        BENEFICIALLY
                                                                                                          OWNED AT
                                                                                                          DEC. 31,
                                                                                                           2005(1)
--------------------- --------------- ---------------------------------------- ----------------------- ----------------
Michael Kraynak, Jr.  Director        Partner of Brown Brothers Harriman &     Director of American         1,000
401 Mountain Avenue   (2005); and     Co.; Member, BBH Trust Company           Australian              $10,001-$50,000
Ridgewood,            Member of the   Investment Committee                     Association;
New Jersey            Audit                                                    Chairman, Finance
07450                 Committee                                                Committee; Member,
Age 75                (2006) and of                                            Executive Committee;
                      the                                                      President of the
                      Governance/                                              Robert Brunner
                      Nominating                                               Foundation (private
                      Committee                                                foundation); Trustee
                      (2005)                                                   of the Ridgecrest
                                                                               Senior Citizens
                                                                               Housing Corp.; Former
                                                                               Member of the
                                                                               Ridgewood (NJ)
                                                                               Financial Advisory
                                                                               Council; Former
                                                                               Director: Yale Alumni
                                                                               Association of Bergen
                                                                               County
--------------------- --------------- ---------------------------------------- ----------------------- ----------------
Stephen K. West,      Director        Senior Counsel of Sullivan & Cromwell    Director: Pioneer           19,217
Esq.                  (1995); and     LLP (law firm) since 1997; Partner of    Funds (registered       over $100,000
Sullivan & Cromwell   Member of the   Sullivan & Cromwell LLP from 1964 to     investment companies)
LLP                   Audit           1996                                     (52 portfolios);
125 Broad Street      Committee                                                AMVESCAP PLC
New York,             (1996 to 2004                                            (investment manager)
New York              and since                                                from 1999 to 2005;
10004                 2006), of the                                            First ING Insurance
Age 77                Governance/                                              Company of New York
                      Nominating                                               from 1983 to 2001;
                      Committee                                                Winthrop Focus Funds
                      (2002) and of                                            (registered
                      the                                                      investment companies)
                      Litigation                                               from 1988 to 1997;
                      Committee                                                ING America Holdings,
                      (2001 to 2003)                                           Inc. (insurance and
                                                                               broker-dealer holding
                                                                               company) from 1988 to
                                                                               1998; Dresdner RCM
                                                                               Global Strategic
                                                                               Income Fund, Inc.
                                                                               (registered
                                                                               investment company)
                                                                               from 1997 to 2002.


------------------------------------------------------------------------------------------------------------------------
                                              CLASS I INTERESTED DIRECTOR
                                              (TERM WILL EXPIRE IN 2007)
---------------------- --------------- ---------------------------------------- ------------------------ ---------------
 NAME, ADDRESS & AGE    POSITION(S)                   PRINCIPAL                   OTHER DIRECTORSHIPS      SHARES AND
                            WITH                    OCCUPATION(S)                        HELD             DOLLAR RANGE
                            FUND         DURING AT LEAST THE PAST FIVE YEARS          BY DIRECTOR          OF COMMON
                          (SINCE)                                                                            STOCK
                                                                                                          BENEFICIALLY
                                                                                                            OWNED AT
                                                                                                            DEC. 31,
                                                                                                            2005(1)
---------------------- --------------- ---------------------------------------- ------------------------ ---------------
Alexandre de           Director        Senior Advisor to the Hottinger Group    None                          735
Takacsy(2)             (1987 to        and President of Hottinger U.S., Inc.                             $10,001-$50,000
Financiere Hottinguer  1994; 1998 to   ("HUS") until December 2004; Vice
43, rue Taitbout       present)        Chairman of the Board, Director,
75009 Paris                            President and Secretary of HCC;
France                                 Retired Senior Executive, Royal Bank
Age 76                                 of Canada


------------------------------------------------------------------------------------------------------------------------
                                             CLASS III INTERESTED DIRECTOR
                                          (NOMINEE FOR TERM EXPIRING IN 2009)
---------------------- --------------- ---------------------------------------- ------------------------ ---------------
 NAME, ADDRESS & AGE    POSITION(S)                   PRINCIPAL                   OTHER DIRECTORSHIPS      SHARES AND
                            WITH                    OCCUPATION(S)                        HELD             DOLLAR RANGE
                            FUND         DURING AT LEAST THE PAST FIVE YEARS          BY DIRECTOR          OF COMMON
                          (SINCE)                                                                            STOCK
                                                                                                          BENEFICIALLY
                                                                                                            OWNED AT
                                                                                                            DEC. 31,
                                                                                                            2005(1)
---------------------- --------------- ---------------------------------------- ------------------------ ---------------
Paul Hottinguer(2)     Director        General Partner: Hottinger et Cie        Director: Drouot           303,476(3)
Hottinger et Cie       (1989);         (Zurich);  President: Gaspee (real       Securite; Member:        over $100,000
Dreikonigstrasse 55    Chairman of     estate) since 1992; Financiere           Conseil de
8027 Zurich            the Board of    Hottinguer (holding company) (1990 to    Surveillance Credit
Switzerland            Directors       2002); Financiere Provence               Suisse Hottinguer;
Age 63                 (1989 to        Participations (venture capital firm)    Societe pour le
                       2006); and      since 1990; AXA International            Financement de Bureaux
                       Chief           Obligations (finance) since 1996;        et d'Usines Sofibus
                       Executive       Managing Director: Intercom (holding     (real estate)
                       Officer (1989   company) since 1984; Administrator:
                       to 2002)        Investissement Provence SA (holding
                                       company) since 1996; Finaxa (finance)
                                       since 1982; Permanent Representative:
                                       Credit Suisse Hottinguer to Provence
                                       International (publicly held French
                                       mutual fund), Credit Suisse Hottinguer
                                       to CS Oblig Euro Souverain (mutual
                                       fund); Financiere Hottinguer to CS
                                       Institutions Monetaire (mutual fund)
                                       from 1990 to 2002; Financiere
                                       Hottinguer to CS Court Terme (mutual
                                       fund) from 1990 to 2002; Censor -
                                       Provence Europe (mutual fund); Credit
                                       Suisse Hottinguer to PPC; Credit
                                       Suisse Hottinguer to Croissance
                                       Britannia (investment fund); Credit
                                       Suisse Hottinguer to Harwanne
                                       Allemagne; Vice Chairman of the Board,
                                       Director and Member of Investment
                                       Committee: HCC; Director of HUS until
                                       December 2004.

------------------------------------------------------------------------------------------------------------------------
                                                 EXECUTIVE OFFICERS(4)
---------------------- -------------- ----------------------------------------- ------------------------ ---------------
                                                                                                           SHARES AND
                                                                                                          DOLLAR RANGE
                                                                                                           OF COMMON
                                                                                                             STOCK
                        POSITION(S)                                                                       BENEFICIALLY
                           WITH                      PRINCIPAL                                              OWNED AT
                           FUND                    OCCUPATION(S)                  OTHER DIRECTORSHIPS       DEC. 31,
 NAME, ADDRESS & AGE      (SINCE)       DURING AT LEAST THE PAST FIVE YEARS              HELD               2005(1)
---------------------- -------------- ----------------------------------------- ------------------------ ---------------
Rodolphe E.            President      Managing Partner of Hottinger et Cie      Director:  Sofibus SA      320,653(3)
Hottinger(2)           (1997);        (Zurich) since 1987; President:           (real estate             Over $100,000
Hottinger et Cie       Chief          Financiere Hottinguer Paris; Hottinger    investment company);
3 Place des Bergues    Executive      Capital, S.A. (Geneva) (investment        AXA Switzerland
C.P. 1620              Officer        company) since 2000; Hottinger & Co.      (Insurance); Hottinger
1211 Geneve 1          (2002);        Ltd, UK (investment advisor) since        Bank & Trust Ltd.
Switzerland            Chief          2001; Emba, NV (investment company)       (Bahamas); PMA,
Age 49                 Operating      since 1990; Vice Chairman of the Board,   Vienna; Hottinger
                       Officer        Director, Chief Executive Officer and     London
                       (1997 to       Member of Investment Committee of HCC
                       2002);         since 1994; Director of HUS until
                       Acting         December 2004
                       President
                       (1996 to
                       1997);  and
                       Executive
                       Vice
                       President
                       and Chief
                       Operating
                       Officer
                       (1994 to
                       1996)
---------------------- -------------- ----------------------------------------- ------------------------ ---------------
Rudolf Millisits       Senior Vice    Director of HCC since December 2000;      None                         7,392
HCC                    President      Chief Operating Officer of HCC since                               Over $100,000
1270 Avenue of the     (2000);        December 1998; Executive Vice
Americas               Treasurer      President, Portfolio Manager, Member of
Suite 400              and Chief      Investment Committee and Chief
New York, New York     Financial      Compliance Officer of HCC since
10020                  Officer        September 1994; Assistant Secretary of
Age 48                 (2002);  and   HCC since August 1995; Chairman, Chief
                       Vice           Executive Officer and Director of HUS
                       President      since December 2004; Executive Vice
                       (1995 to       President of HUS from 1994 to 2004;
                       2000)          Assistant Secretary of HUS from 1995 to
                                      2004; President and Chief Financial
                                      Officer: Hottinger Brothers LLC since
                                      2004
---------------------- -------------- ----------------------------------------- ------------------------ ---------------
Philippe R. Comby,     Vice           Director of HCC since September 2005;     None                         2,627
CFA                    President      Senior Vice President of HCC since                                 $10,001-$50,000
HCC                    (2000)         2002; First Vice President of HCC from
1270 Avenue of the                    1998 to 2002; Treasurer of HCC since
Americas                              1997; Chief Investment Officer and
Suite 400                             Senior Vice President of Hottinger
New York, New York                    Brothers LLC since 2004; Director,
10020                                 President and Secretary of HUS since
Age 39                                December 2004
---------------------- -------------- ----------------------------------------- ------------------------ ---------------
Edward J. Veilleux     Vice           President of EJV Financial Services       None                         2,107
5 Brook Farm Court     President      LLC  (investment company consulting)                               $10,001-$50,000
Hunt Valley,           (1987);        since May 2002; Senior Vice President
Maryland               Secretary      of Old Mutual Advisor Funds (formerly
21030                  (2002); and    known as the PBHG Funds) since January
Age 62                 Treasurer      2005; Director of Deutsche Asset
                       (1987 to       Management from 1999 to 2002; Principal
                       2002)          of BT Alex Brown Incorporated from 1989
                                      to 1999; Executive Vice President of
                                      Investment Company Capital Corp. from
                                      1987 to 2002
---------------------- -------------- ----------------------------------------- ------------------------ ---------------
Peter R. Guarino       Chief          Managing Director of Foreside             None                          None
Foreside Compliance    Compliance     Compliance Services, LLC since 2004;
Services, LLC          Officer        Independent Compliance Consultant from
Two Portland Square    (2004)         2002 to 2004; General Counsel and
Portland, Maine 04101                 Global Compliance Director of MiFund,
Age 47                                Inc. (mutual fund services) from 2000
                                      to 2002; Western Division Chief
                                      Operating Officer, Funds Services
                                      Group, Merrill Corporation (mutual fund
                                      services) from 1998 to 2000
---------------------- -------------- ----------------------------------------- ------------------------ ---------------

(1) All Directors and Executive Officers as a group (15 persons) owned 674,509 shares which constitutes approximately 2.81% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

(2) Indicates "Interested Person," as defined in the 1940 Act. Paul Hottinguer and Rodolphe E. Hottinger are "Interested Persons" because of their affiliation with Hottinger et Cie (Zurich) and HUS controlling persons of HCC, the Fund's investment advisor. Alexandre de Takacsy is an Interested Person because of his affiliation with Financiere Hottinger and his former position as Senior Advisor to the Hottinger Group and President of HUS.

(3) Hottinger et Cie (Zurich), a partnership, owns 132,812 shares of the Fund; HCC, the Fund's investment advisor, owns 134,034 shares of the Fund; Hottinger Treuhand AG owns 9,104 shares of the Fund; and Hottinger Bank & Trust Limited, Nassau owns 31,526 shares of the Fund. Paul Hottinguer and Rodolphe E. Hottinger are controlling partners of Hottinger et Cie (Zurich) and controlling shareholders and directors of HCC and Hottinger Treuhand AG and therefore share voting and investment power over the 303,476 shares of the Fund owned by Hottinger et Cie (Zurich), HCC, Hottinger Treuhand AG and Hottinger Bank & Trust Limited, Nassau. In addition, Rodolphe E. Hottinger and his children directly own 17,177 shares.

(4) Each executive officer serves on a year-to-year basis for an indefinite term, until his successor is elected and qualified.

     The Fund's officers are elected annually by the Board of Directors at its Annual Meeting following the Annual Meeting of Stockholders. In addition to the executive officers, the Fund's other officers are Leslie K. Klenk, Assistant Vice President, Frederick Skillin, Assistant Treasurer and Sara M. Morris, Assistant Treasurer, each of whom is an employee of Citigroup Services.

     The Board of Directors provides oversight with respect to the Fund's governance, operations, performance and stockholder relations. In that capacity the Board, directly and through permanent and ad hoc committees, provides oversight of the Fund's investment advisor, HCC, the Fund's independent registered public accounting firm, Deloitte & Touche LLP ("D&T"), the Fund's administrator and fund accountant, Citigroup Services, and Fund management.

     The current members of the Audit Committee of the Board of Directors are Messrs. Brenner, Kraynak, Pineau-Valencienne and West, each of whom is a Non-Interested Director. Mr. Brenner serves as Chairman of the Audit Committee. Pursuant to the Audit Committee Charter adopted by the Fund's Board of Directors, the function of the Audit Committee is to assist Board oversight of
(i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements; and (iii) the independent registered public accounting firm's qualifications, independence and performance.

     The Audit Committee has direct responsibility to appoint, retain, determine the compensation of, evaluate and terminate the Fund's independent registered public accounting firm, including sole authority to approve all audit engagement fees and terms, and in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm. The Audit Committee also oversees the accounting and financial reporting processes of the Fund and the audits of the Fund's financial statements as well as the administration of the Fund. The Audit Committee held six meetings during the year ended December 31, 2005. The Audit Committee Charter was attached as Appendix A to the Fund's Proxy Statement dated May 20, 2004.

     The Board of Directors has a Governance/Nominating Committee whose current members are Messrs. Boillat, Brenner, Frey, Gabus, Kraynak, Pineau-Valencienne, West and Witt, each of whom is a Non-Interested Director. Mr. Gabus serves as Chairman of the Governance/Nominating Committee.

     Among other responsibilities, the Governance/Nominating Committee selects and nominates persons for election or appointment by the Board as Directors of the Fund and oversees the annual assessment of the effectiveness of the Board and such other matters of Fund governance as may be delegated to it by the Board or determined by the Governance/Nominating Committee to be appropriate. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Governance/Nominating Committee Charter, including character and integrity, experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland, and whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The Governance/Nominating Committee will consider nominees recommended by a stockholder if such recommendation is in writing and received by the Fund by the deadline specified below under "Stockholder Proposals" and otherwise complies with the requirements for such proposals contained in the Governance/ Nominating Committee Charter and the Fund's By-Laws. Any such recommendations should be submitted to: Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020. Each member of the Committee is "independent" as defined by the New York Stock Exchange. The Governance/Nominating Committee held three meetings during the year ended December 31, 2005. The Fund does not provide a copy of the Governance/Nominating Committee Charter on its website, but the current Governance/Nominating Committee Charter is attached as Appendix A to this Proxy Statement.

     During the year ended December 31, 2005, the Board of Directors met five times. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of Meetings of the Board of Directors and (ii) the total number of Meetings held by all Committees of the Board on which he served (held during the period he was a Director). The Fund has no formal written policy regarding Directors' attendance at annual stockholders meetings. The Fund's Directors, however, are encouraged to attend stockholders meetings and all of the Directors, who were serving at the time, attended the Fund's 2005 Annual Stockholders Meeting.

     Mr. Pineau-Valencienne, a Non-Interested Director, was Vice Chairman of Credit Suisse First Boston (Europe) Limited ("CSFB Europe"), an indirect subsidiary of Credit Suisse Group ("CSG"), until November 2002, and has been a Senior Adviser to CSFB Europe thereafter. Since November 2000, the Fund's U.S. custodian has been Swiss American Securities Inc. and its Swiss sub-custodian has been Credit Suisse First Boston, both of which are subsidiaries of CSG and which received aggregate fees of approximately $180,000 from the Fund in 2005. Hottinger & Cie (Zurich), a parent of HCC, and certain of its affiliated companies effect brokerage transactions for managed accounts through CSG entities.

     Each Non-Interested Director of the Fund is paid an annual aggregate fee of $23,800, plus $750 for each meeting of the Board of Directors attended and $750 for each Committee meeting attended, if held separately. In addition, the Chairmen of the Audit Committee and the Governance/Nominating Committee each received an annual fee of $5,000. The annual fee of Non-Interested Directors (including the annual fee paid to the Chairmen of the Audit Committee and the Governance/Nominating Committee) is adjusted annually, as of each January 1, in proportion to the increase in the Consumer Price Index "All Items Price Index - National," for the preceding twelve month period. Each Director who is a Non-Interested Director and who is a member of the Audit or Governance/Nominating Committees is compensated for incremental work over and above attending a meeting based upon the value added to the Fund. Finally, the Fund reimburses Non-Interested Directors for certain out-of-pocket expenses, such as travel expenses in connection with Board meetings. During the year ended December 31, 2005, the incumbent Non-Interested Directors received from the Fund individual remuneration (exclusive of reimbursed expenses), as follows:

NAME OF PERSON AND POSITION(1)                                               AGGREGATE COMPENSATION
                                                                                 FROM THE FUND(2)
---------------------------------------------------------------------------- ----------------------------
Jean-Marc Boillat, Director(3)                                                        $ 0
---------------------------------------------------------------------------- ----------------------------
Paul R. Brenner, Esq., Director                                                     $ 32,550
---------------------------------------------------------------------------- ----------------------------
Claude W. Frey, Director                                                            $ 33,300
---------------------------------------------------------------------------- ----------------------------
Eric R. Gabus, Director,                                                            $ 38,300
Chairman of the Governance/ Nominating Committee
---------------------------------------------------------------------------- ----------------------------
Michael Kraynak, Jr., Director(4)                                                   $ 10,820
---------------------------------------------------------------------------- ----------------------------
Didier Pineau-Valencienne, Director                                                 $ 35,750
---------------------------------------------------------------------------- ----------------------------
Stephen K. West, Esq., Director                                                     $ 33,300
---------------------------------------------------------------------------- ----------------------------
Samuel B. Witt, III, Esq., Director and Chairman of the Audit Committee             $ 42,800
---------------------------------------------------------------------------- ----------------------------
          TOTAL REMUNERATION:                                                       $264,620
---------------------------------------------------------------------------- ----------------------------

1. The Directors' positions are stated as of December 31, 2005. In March 2006, Mr. Brenner replaced Mr. Witt as Chairman of the Audit Committee and Mr. Witt replaced Mr. Hottinger as Chairman of the Board of Directors.

2. The Fund is not part of a fund complex or group, and, accordingly, the Directors do not serve on the board of any other registered investment company in a complex or group with the Directors. The Fund pays all of the Non-Interested Directors' remuneration. Retirement and/or pension benefits are not offered as part of the compensation for Directors.

3.   Mr. Boillat became a Director in December 2005.

4.   Mr. Kraynak became a Director in September 2005.

     Sullivan & Cromwell LLP, who have served as counsel to the Non-Interested Directors since 1987, received approximately $57,700 for legal services rendered and disbursements incurred during 2005. Mr. West serves as Senior Counsel to such Firm. No Executive Officer of the Fund received aggregate compensation from the Fund for the most recently completed fiscal year in excess of $60,000. Accordingly, no other persons have been included in the compensation table set forth above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Fund's Directors, its Executive (and certain other) Officers, its investment advisor and affiliated persons of its investment advisor and any persons beneficially owning more than ten percent of the Fund's Common Stock are required to report their ownership of the Fund's Common Stock and any changes in that ownership to the Fund, the Securities and Exchange Commission (the "Commission") and The New York Stock Exchange. Specific due dates for these reports have been established, and the Fund is required to report in this Proxy Statement any failure to file by these dates during 2005. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year, Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year and written representations received from such persons, all of these requirements appear to have been satisfied by such persons during the year ended December 31, 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of December 31, 2005, no stockholder, to the knowledge of the Fund, other than Wachovia Corporation, One Wachovia Center, Charlotte, North Carolina 28288, and Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112, beneficially owned more than five percent of the Fund's outstanding shares of Common Stock. Wachovia Corporation, on behalf of its advisory clients, filed on February 13, 2006, a beneficial ownership report on Schedule 13G with the Commission stating that as of December 31, 2005 it beneficially owned 2,280,365 shares of Common Stock, and Lazard Asset Management LLC, on behalf of its advisory clients, filed on February 3, 2006, a beneficial ownership report on Schedule 13G with the Commission stating that as of December 31, 2005, it beneficially owned 1,310,290 shares of Common Stock. Based on such filings, these holdings represented approximately 9.33% and 5.44% of the Fund's outstanding shares, respectively, as of December 31, 2005.


     PROPOSAL 2: SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     At a meeting held on March 23, 2006, the Audit Committee of the Fund's Board of Directors approved, and the Board of Directors approved and ratified, Deloitte & Touche LLP to act as the independent registered public accounting firm for the Fund for the year ending December 31, 2006. Based principally on representations from D&T, the Fund knows of no direct financial or material indirect financial interest of D&T in the Fund. D&T, or a predecessor firm, has served as the independent registered public accounting firm for the Fund since 1987. No representative of D&T is expected to be present at the Meeting. Neither the Fund's Charter nor By-Laws requires that the stockholders ratify the appointment of D&T as the Fund's independent registered public accounting firm, but the Fund is doing so a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Fund's Board of Directors will reconsider whether or not to retain D&T, but may retain such independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders.

CERTAIN INFORMATION CONCERNING DELOITTE & TOUCHE LLP

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by D&T for the audit of the Fund's annual financial statements, or services that are normally provided by the independent registered public accounting firm in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,000 in 2004 and $38,575 in 2005.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services rendered by D&T that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) above.

There were no fees billed by D&T in the Reporting Periods for services rendered by D&T to HCC or any entity controlling, controlled by or under common control with HCC that provides ongoing services to the Fund ("Service Affiliates").

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by D&T for tax compliance, tax advice and tax planning ("Tax Services") were $4,000 in 2004 and $4,200 in 2005. These Tax Services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees. D&T did not provide any additional services in 2004 or 2005 other than those services reported in paragraphs (a) through (c) above.

Audit Committee Pre-Approval Policies. The Audit Committee pre-approves D&T's engagements for audit and non-audit services to the Fund and non-audit services to Service Affiliates on a case-by-case basis as required. Pre-approval considerations include whether the proposed services are compatible with maintaining D&T's independence.

Non-Audit Fees. The aggregate non-audit fees billed by D&T for services rendered to the Fund for the Reporting Periods were $4,000 in 2004 and $4,200 in 2005 (for the Tax Services described above). There were no fees billed in the Reporting Periods for non-audit services rendered by D&T to Service Affiliates.

Auditor Independence. The Audit Committee considers whether the provision of any non-audit services rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining D&T's independence.

REQUIRED VOTE AND THE BOARD'S RECOMMENDATION

The selection of the Fund's independent registered public accounting firm will be ratified if approved by a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon.

  THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS,
    UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2 TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                  FIRM FOR THE YEAR ENDING DECEMBER 31, 2006.

                            REPORT OF AUDIT COMMITTEE

     The Audit Committee has exclusive oversight of the Fund's financial reporting process. The Committee operates pursuant to a Charter which has been approved by the Board, a copy of which was attached as Appendix A to the Fund's Proxy Statement dated May 20, 2004. As set forth in the Charter, Management of the Fund is responsible for the (i) preparation, presentation and integrity of the Fund's financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, D&T, is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Committee has considered and discussed the December 31, 2005 audited financial statements with Management and with D&T. The Committee has also discussed with D&T the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication With Audit Committees, as currently in effect. Finally, the Committee has reviewed the written disclosures and the letter from D&T required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with D&T the auditor's independence.

     Stockholders are reminded, however, that the Members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by Management and D&T. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that Management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that D&T is, in fact, "independent."

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee determined, and recommended to the Board, that the audited financial statements be included in the Fund's Annual Report to Stockholders for the year ended December 31, 2005, and filed with the Securities and Exchange Commission.

Claude Mosseri-Marlio*
Didier Pineau-Valencienne
Samuel B. Witt, III, Esq.*

Dated:  February 13, 2006
______________________________

* Messrs. Mosseri-Marlio and Witt were Audit Committee members as of the date of the Report of the Audit Committee. The current members of the Audit Committee are Messrs. Brenner, Kraynak, Pineau-Valencienne and West.



       PROPOSAL 3: TO APPROVE CHANGES TO CERTAIN OF THE FUND'S FUNDAMENTAL
                      INVESTMENT POLICIES AND RESTRICTIONS

Introduction

     The Fund is subject to certain investment policies and restrictions which are fundamental policies of the Fund and cannot be changed without stockholder approval. When the Fund was initially formed almost twenty years ago, the Board of Directors adopted certain policies and restrictions that were customary at that time, but now are believed to be unduly restrictive. Management of the Fund believes it appropriate to modify certain of the Fund's fundamental investment policies and restrictions to expand the universe of investment opportunities and techniques available to HCC, to pursue on behalf of the Fund from time to time as HCC deems appropriate and to maintain the focus of the Fund's investments in Swiss equity securities. Accordingly, the Board of Directors has approved changes to the Fund's fundamental investment policies and restrictions, and recommends that stockholders approve such changes, to permit the Fund to:

     A. leverage up to 10% of its total assets (including the amount borrowed);

     B. invest in securities of Swiss Real Estate Companies (as defined below), and to acquire, hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions or an interest in real estate as a result of the Fund's ownership of such securities;

     C. acquire equity and equity-linked securities of non-Swiss companies in limited instances;

     D. invest up to 20% (increased from 10%) of its total assets in illiquid securities; and

     E.   engage in certain options transactions

     The Board and management of the Fund believe that the proposed changes are in the best interests of the Fund and will enhance the ability of HCC to manage the Fund's assets.

     If the following proposals are approved by the Fund's stockholders, the Fund's current investment restrictions will be revised to the extent necessary to permit the Fund to, or clarify the extent to which the Fund may, engage in the relevant transactions. The Fund's fundamental investment objective, polices and restrictions, assuming the adoption of each of Proposals 3A-3E, are attached as Exhibit A to this Proxy Statement.

PROPOSAL 3A:  PERMITTED USE OF LEVERAGE

     The Fund currently is subject to a fundamental investment restriction prohibiting the Fund from borrowing money for the purpose of making investments (known as "leverage"). If approved by the Fund's stockholders, the Fund would be permitted, but not required, to borrow up to 10% of the Fund's total assets (including the amount borrowed) for investment purposes. The Board of Directors is seeking the ability to leverage a portion of the Fund's assets to promote investment flexibility and to seek to ensure that the Fund has funds available for investment in attractive opportunities, without requiring the Fund to sell existing investments.

     Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the possibility of more volatility in the market value of the Fund's common stock and the possibility that the Fund's return will fall if the interest rate on any borrowings rises. The Fund will pay any costs and expenses relating to any borrowings, including interest and any commitment or other fee required to maintain a line of credit. So long as the Fund is able to realize a higher net return on investments purchased with borrowings than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize higher net return than if the Fund were not so leveraged. However, to the extent that the cost of any leverage, together with other related expenses, is more than the net return on investments purchased with borrowings, use of leverage would result in a lower rate of return than if the Fund were not so leveraged. There can be no assurance that any leverage strategy the Fund employs will be successful. In addition, the Fund may be required to pledge portfolio securities to secure borrowings for investment purposes.

     The Fund's investment restriction with respect to permitted borrowings and the use of leverage currently reads as follows:

     The Fund may not: Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make any investments while the borrowings are outstanding.

     If this Proposal 3A is approved by the Fund's stockholders, this investment restriction will be revised to read as follows (new language is UNDERSCORED and language to be deleted is in brackets):

     The Fund may not: Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow [on an unsecured basis] MONEY from banks [for temporary or emergency purposes or for the clearance of transactions] in amounts not exceeding 10% of its total assets ([not] including the amount borrowed) [and will not make any investments while the borrowings are outstanding] AND MAY PLEDGE ITS ASSETS IN CONNECTION WITH SUCH PERMITTED BORROWING.*

-------------------
* Additional changes to this investment restriction are being considered in Proposal 3E. Please see Exhibit A to this Proxy Statement for the cumulative changes to this investment restriction.


PROPOSAL 3B:  INVESTMENTS IN SWISS REAL ESTATE COMPANIES

     The Fund currently is subject to a fundamental investment restriction prohibiting the Fund from buying real estate or interests in real estate. If approved by the Fund's stockholders, the Fund would be permitted, but not required, to invest in equity and equity-linked securities issued by Swiss real estate companies, including real estate investment trusts ("REITs") or REIT-like structures ("Swiss Real Estate Companies"). The Fund would define a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets in real estate investments. The Fund would consider a real estate company to be a Swiss Real Estate Company if it: (1) is organized in or has its principal office in Switzerland or (2) has a significant amount of real estate assets or investments in Switzerland.

     In addition to the general risks associated with investing in Swiss equity and equity-linked securities, the Fund's investments in Swiss Real Estate Companies, will be linked to the performance of the Swiss real estate markets. The Fund will not invest in real estate directly (except as described below), but only in securities issued by Swiss Real Estate Companies. However, the Fund also is subject to the risks associated with the direct ownership of real estate. These risks include: (i) declines in the value of real estate; (ii) risks related to general and local economic conditions; (iii) overbuilding and extended vacancies of properties; (iv) increases in property taxes and operating expenses; (v) costs and liabilities associated with environmental problems; and
(vi) casualty or condemnation losses. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Performance of investments in REITs and REIT-like structures may decline as a result of the failure of borrowers to pay their loans and poor management. Income and real estate values also may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.

     The Fund also may acquire real estate or mortgages on real estate as a result of default, liquidation or other distributions of an interest in real estate solely as a result of the Fund's ownership of Swiss Real Estate Companies. The Fund may have difficulty enforcing its rights as a mortgagee or lessor and may incur substantial costs in connection with protecting its investments. For more detailed discussion of investing in Swiss Real Estate Companies and REITs, see Exhibit B to this Proxy Statement.

     The Fund's investment restrictions relating to real estate investments currently read as follows:

     The Fund may not:

     Make real estate mortgage loans or other loans, except through the purchase of debt obligations consistent with the Fund's investment policies.

     Buy or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate.

     If this Proposal 3B is approved by the Fund's stockholders, this investment restriction will be revised to read as follows (new language is UNDERSCORED and language to be deleted is in brackets):

     The Fund may not:

     Make [real estate mortgage loans or other] loans, except through the purchase of debt obligations consistent with the Fund's investment policies.

     Buy or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate, except that THE FUND MAY PURCHASE AND SELL SECURITIES ISSUED BY SWISS REAL ESTATE COMPANIES, AND THE FUND MAY ACQUIRE, HOLD AND SELL REAL ESTATE OR MORTGAGES ON REAL ESTATE AS A RESULT OF DEFAULT, LIQUIDATION OR OTHER DISTRIBUTIONS OF AN INTEREST IN REAL ESTATE AS A RESULT OF THE FUND'S OWNERSHIP OF SECURITIES OF SWISS REAL ESTATE COMPANIES.

PROPOSAL 3C:  INVESTMENTS IN NON-SWISS SECURITIES

     The Fund's investment objective is to seek long-term capital appreciation by investing in Swiss equity and equity-linked securities. The Fund is permitted to invest in Swiss Franc ("SFr")-denominated bank deposits, short-term debt and money market instruments only for defensive purposes. These policies are fundamental and cannot be changed without stockholder approval, as described below. The Fund will seek to achieve its investment objective by investing generally in Swiss-equity and equity linked securities that are traded on a Swiss stock exchange, traded at the pre-bourse level of one or more Swiss stock exchanges, traded through a market maker or over the counter in Switzerland. The Fund also may invest in Swiss-equity and equity-linked securities of Swiss companies that are traded on other major European stock exchanges.

     If approved by the Fund's stockholders, the Fund would be permitted, but not required, to acquire and hold equity and equity-linked securities of non-Swiss companies in the limited instance where: (1) the Fund holds an investment in a Swiss company, and (2) such Swiss company undergoes a merger, takeover, reorganization or other form of business combination with a non-Swiss issuer (a "reorganization"), or reorganizes (or "redomiciles") itself as a new corporate entity outside of Switzerland, and (3) the Fund, as a shareholder in the Swiss company, acquires equity or equity-linked securities in the non-Swiss issuer as a result of the transaction. The Fund would be permitted, but not required, to reacquire equity and equity-linked securities of Swiss companies that have redomiciled, so long as the Fund held an investment in the Swiss company at or before the time the company redomiciled.

     The proposed change to the Fund's fundamental investment objective and policies is based upon a determination by the Fund's Board of Directors, with the advice of HCC, that permitting the Fund to maintain its investment in a non-Swiss company may be more beneficial to the Fund's stockholders than if the Fund were required to liquidate its position before a reorganization, when the Fund may receive less than the value of an investment in the non-Swiss company subsequent to the reorganization. Additionally, such a sale may result in ill-timed capital gains to the Fund, and HCC may not be able to find similar investments at attractive prices in Swiss companies. Swiss investments also may be more limited as a result of reorganizations of, or redomiciling transactions by, Swiss companies into non-Swiss companies. Permitting the Fund to acquire holdings in a non-Swiss company in connection with a reorganization or redomiciling transaction of a Swiss company in which the Fund is invested also would allow the Fund to maintain a more stable portfolio, resulting in less turnover and transaction costs to the Fund. Although investments in Swiss securities are subject to the Fund's other investment policies, the Board of Directors and HCC cannot predict the percentage of non-Swiss securities that could constitute the Fund's portfolio, as the number and frequency of these types of transactions would be affected by activity in the capital markets and not through any actions taken by the Fund or HCC.

     The Fund's fundamental investment objective and policy statement currently reads as follows:

     The Fund's investment objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. For defensive purposes, during period in which changes in Swiss equity markets or other adverse economic conditions or changes in Swiss political conditions warrant, the Fund may temporarily reduce its position in equity securities and invest in SFr-denominated bank deposits, short-term debt or money market instruments.

     If this Proposal 3C is approved by the Fund's stockholders, the Fund's fundamental investment objective and policy statement will be revised to read as follows (new language is UNDERSCORED):

     The Fund's investment objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire AND HOLD EQUITY AND EQUITY-LINKED SECURITIES OF NON-SWISS COMPANIES IN THE LIMITED INSTANCE WHERE: (1) THE FUND HOLDS AN INVESTMENT IN A SWISS COMPANY, AND (2) SUCH SWISS COMPANY UNDERGOES A MERGER, TAKEOVER, REORGANIZATION OR OTHER FORM OF BUSINESS COMBINATION WITH A NON-SWISS ISSUER (A "REORGANIZATION"), OR REORGANIZES (OR "REDOMICILES") ITSELF AS A NEW CORPORATE ENTITY OUTSIDE OF SWITZERLAND, AND (3) THE FUND, AS A SHAREHOLDER IN THE SWISS COMPANY, ACQUIRES EQUITY OR EQUITY-LINKED SECURITIES IN THE NON-SWISS ISSUER AS A RESULT OF THE TRANSACTION. THE FUND WOULD BE PERMITTED, BUT NOT REQUIRED, TO REACQUIRE EQUITY AND EQUITY-LINKED SECURITIES OF SWISS COMPANIES THAT HAVE REDOMICILED, SO LONG AS THE FUND HELD AN INVESTMENT IN THE SWISS COMPANY AT OR BEFORE THE TIME THE COMPANY REDOMICILED. For defensive purposes, during period in which changes in Swiss equity markets or other adverse economic conditions or changes in Swiss political conditions warrant, the Fund may temporarily reduce its position in equity securities and invest in SFr-denominated bank deposits, short-term debt or money market instruments.

PROPOSAL 3D:  INCREASING MAXIMUM PERMITTED INVESTMENTS IN ILLIQUID SECURITIES

     The Fund currently is subject to a fundamental investment restriction prohibiting the Fund from investing more than 10% of its total assets in securities that cannot be readily resold because of legal or contractual restriction or which are not otherwise readily marketable (generally referred to as "illiquid securities"). If approved by the Fund's stockholders, the Fund would be permitted, but not required, to invest up to 20% of its total investments in illiquid securities. It is expected that these illiquid securities would generally consist of equity or equity-linked securities of non-marketable securities purchased in privately negotiated transactions ("private equity securities").

     In addition to the general risks associated with investing in Swiss equity and equity-linked securities, the Fund would be subject to a heightened risk in respect of investing a greater percentage of its total assets in illiquid securities and, in particular, private equity securities. The risks associated generally with investments in illiquid securities, include: (i) very limited liquidity, because of legal or contractual limitations on resales or, for private equity securities, lack of a public market; (ii) for private equity securities, dependence on an exit strategy, such as an initial public offering or sale of a business, which may not occur to realize the anticipated value of an investment or even dispose of the investment without a significant or total loss; and (iii) for private equity securities, dependence on managerial assistance provided by other investors and the willingness of other investors or third parties to provide additional financial support to the issuer.

     Depending on the specific facts and circumstances of a private equity security investment, there may not be a reasonable basis to revalue it for a substantial period of time after the Fund's investment. It is possible that the fair value attributed to the investment may not accurately reflect its actual value and, consequently, the net asset value and/or market value of the Fund's shares may not reflect the actual values of the Fund's portfolio. In addition, the Fund's net asset value may change substantially in a short time as a result of developments at the companies in which the Fund invests. If the Fund increases the percentage of its total assets invested in private equity securities, changes in the Fund's net asset value may be more pronounced than with other funds that do not invest in private equity securities.

     The business of identifying attractive investments in private equity securities of the types contemplated for the Fund is competitive, and involves a high degree of uncertainty. Furthermore, the availability of investment opportunities in private equity securities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. Accordingly, there can be no assurance that the Fund will be able to identify attractive investments in private equity securities.

     The Fund's investment restriction with respect to investing in illiquid securities currently reads as follows:

     The Fund may not: Invest 10% or more of the total value of its assets in securities which cannot be readily resold because of legal or contractual restriction or which are not otherwise readily marketable.

     If this Proposal 3D is approved by the Fund's stockholders, this investment restriction will be revised to read as follows (new language is UNDERSCORED):

     The Fund may not: Invest 20% or more of the total value of its assets in securities which cannot be readily resold because of legal or contractual restriction or which are not otherwise readily marketable.

PROPOSAL 3E:  ENGAGING IN CERTAIN OPTIONS TRANSACTIONS

     The Fund currently is subject to a fundamental investment restriction prohibiting the Fund from buying, selling or writing put or call options. If approved by the Fund's stockholders, the Fund would be permitted, but not required, to engage in certain options transactions (relating to securities in which the Fund can invest and Swiss stock indices) which are considered derivative instruments The Fund could engage in the following options transactions: (i) buying calls on securities in which the Fund can invest; (ii) buying calls on Swiss stock indices; (iii) writing covered calls on securities in which the Fund can invest; (iv) buying puts on these types of securities; and
(v) buying puts on Swiss stock indices. The Fund could engage in these options transactions on an established Swiss exchange, European exchange (for example, Eurex) or in the over-the-counter market.

     The use of these types of derivatives involves risks different from or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the Fund's other investments. A small investment in derivatives could have a potentially large impact on the Fund's performance. For more detailed discussion of options transactions, see Exhibit C to this Proxy Statement.

     The Fund's investment restriction with respect to engaging in options transactions currently reads as follows:

     The Fund may not: Buy, sell or write put or call options.

     If this Proposal 3E is approved by the Fund's stockholders, the relevant investment restrictions of the Fund would read as follows (new language is UNDERSCORED and language to be deleted is in brackets):

     The Fund may not:

     Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make any investments while the borrowings are outstanding; PROVIDED THAT PERMITTED DERIVATIVE TRANSACTIONS ARE NOT DEEMED TO BE AN ISSUANCE OF A SENIOR SECURITY.*

     [Buy, sell or write put or call options.]

_______________________

* Additional changes to this investment restriction are being considered in Proposal 3A. Please see Exhibit A to this Proxy Statement for the cumulative changes to this investment restriction.


REQUIRED VOTE AND THE BOARD'S RECOMMENDATION

     Approval of each of Proposals 3A-3E requires the affirmative vote of (a) 67% of the Fund's outstanding voting securities present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less. Stockholders of the Fund are voting separately on each of Proposals 3A-3E, and only those proposals that are approved by stockholders will be implemented.

   THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF PROPOSALS 3A-3E TO APPROVE THE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT
                           POLICIES AND RESTRICTIONS.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

     Stockholders who wish to communicate with Directors should send communications to The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communication.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 2007 must be received by the Fund on or before December 19, 2006 in order to be included in the Fund's Proxy Statement and form of Proxy relating to that meeting. In addition, the Fund's By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including Director nominations) before the 2007 Annual Meeting, written notice of such proposals as prescribed in the By-Laws must be received by the Fund's Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, between February 8, 2007 and March 10, 2007. For additional requirements, stockholders may refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the By-Laws, the proposal will be excluded from consideration at the meeting.

                         EXPENSES OF PROXY SOLICITATION

     The Fund will bear the cost of soliciting proxies on behalf of the Board of Directors. The Fund has engaged Georgeson Shareholder Communications Inc. to serve as Proxy solicitor at an anticipated cost of between $20,000 and $35,000, plus disbursements. In addition to the use of mails, Proxy solicitations may be made by telephone, fax and personal interview by the Fund's officers and Directors and officers of HCC. Brokerage houses, banks and other fiduciaries may be requested to forward Proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. If you have any questions concerning this Proxy solicitation, please contact Georgeson Shareholder Communications, Inc., Telephone Number: 1-800-561-3947.

                                 VOTING RESULTS

     The Fund will advise the stockholders of the voting results of the matters voted upon at the Annual Meeting in the 2006 Semi-Annual Report to Stockholders.

                                    IMPORTANT

     WE URGE STOCKHOLDERS TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD TO THE FUND OR VOTE BY TELEPHONE.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY SOLICITATION, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC., TELEPHONE NUMBER: 1-800-561-3947.

                                                              Edward J. Veilleux
Dated: April 18, 2006                                                  SECRETARY

                                    EXHIBIT A

FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICIES:

     The Fund's investment objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in the limited instance where: (1) the Fund holds an investment in a Swiss company, and (2) such Swiss company undergoes a merger, takeover, reorganization or other form of business combination with a non-Swiss issuer (a "reorganization"), or reorganizes (or "redomiciles") itself as a new corporate entity outside of Switzerland, and (3) the Fund, as a shareholder in the Swiss company, acquires equity or equity-linked securities in the non-Swiss issuer as a result of the transaction. The Fund would be permitted, but not required, to reacquire equity and equity-linked securities of Swiss companies that have redomiciled, so long as the Fund held an investment in the Swiss company at or before the time the company redomiciled. For defensive purposes, during period in which changes in Swiss equity markets or other adverse economic conditions or changes in Swiss political conditions warrant, the Fund may temporarily reduce its position in equity securities and invest in SFr-denominated bank deposits, short-term debt or money market instruments.

FUNDAMENTAL INVESTMENT RESTRICTIONS:

     The Fund may not:

     (1) Invest 25% or more of the total value of its assets in a particular industry;

     (2) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money from banks in amounts not exceeding 10% of its total assets (including the amount borrowed) and may pledge its assets in connection with such permitted borrowing; provided that permitted derivative transactions are not deemed to be an issuance of a senior security.

     (3) Make loans, except through the purchase of debt obligations consistent with the Fund's investment policies.

     (4) Buy or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate, except that the Fund may purchase and sell securities issued by Swiss Real Estate Companies, and the Fund may acquire, hold and sell real estate or mortgages on real estate as a result of default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of securities of Swiss Real Estate Companies.

     (5) Make short sales of securities or maintain a short position in any security.

     (6) Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions.

     (7) Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sales of securities in its portfolio.

     (8) Invest 20% or more of the total value of its assets in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable.


                                    EXHIBIT B

                  INVESTING IN REAL ESTATE COMPANIES AND REITS

     REAL ESTATE--GENERAL. Investing in real estate companies is subject to certain risks.

     Real property investments are subject to varying degrees of risk. The price of real estate company shares may decline because of the failure of borrowers to pay their loans and poor management. Many real estate companies also utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates, as well as risks normally associated with debt financing. Real property investments also are subject to varying degrees of risk. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.

     The performance of the Swiss economy and the economies of any other countries and regions in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. There also are risks associated with particular sectors of real estate investments, such as in the retail, office, hotel, healthcare and multifamily sectors, each of which will be affected by the economic health of the sector specifically and the overall economy generally, demographic changes, spending patterns, governmental regulations, competition and obsolesce.

     REAL ESTATE INVESTMENT TRUSTS. A common type of U.S. real estate company, a real estate investment trust, is dedicated to owning, and usually operating, income producing real estate, or to financing real estate. Such companies normally derive income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants and self-liquidation.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

     REITs or REIT-like structures may experience delays in enforcing their rights as a mortgagee or lessor and may incur substantial costs associated with protecting their investments. REITs also may fail to qualify under any tax provisions pursuant to which they were structured, and the application of unanticipated taxation may significantly reduce the return to the Fund.


                                    EXHIBIT C

                        ENGAGING IN OPTIONS TRANSACTIONS

     The Fund proposes to engage in options transactions as described in this Proxy Statement, which are forms of derivatives because their value is derived from the underlying security or index.

     Options may be purchased on established Swiss or European stock exchanges or through privately negotiated transactions referred to as over-the-counter options. Exchange-traded options generally are guaranteed by the clearing agency which is the issuer or counterparty to such options. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with options purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter options. Therefore, each party to an over-the-counter option bears the risk that the counterparty will default. Accordingly, to the extent the Fund enters into such options, HCC will consider the creditworthiness of counterparties to over-the-counter options in the same manner as it would review the credit quality of a security to be purchased by the Fund.

     HCC may utilize options contracts to manage the Fund's exposure to changing security prices. Some options strategies, including buying puts, will tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying calls, will tend to increase market exposure.

     The Fund proposes to write (i.e., sell) covered call options with respect to specific securities in which the Fund may invest. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. A covered call option is a call option with respect to which the Fund owns the underlying security, has an absolute and immediate right to acquire that security without additional cash consideration or otherwise covers the transaction by segregating permissible liquid assets. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call options which it retains whether or not the option is exercised, although by writing a call option the Fund forgoes any appreciation in the subject securities above the exercise price if the option is exercised by the purchaser of the option.

     The Fund also would be permitted to purchase put and call options in respect of specific securities in which the Fund may invest (or groups or "baskets" of specific securities) or Swiss stock indices. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. The Fund will pay premiums to purchase put and call options, whether or not the options are exercised. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     Successful use by the Fund of options will be subject to HCC's ability to predict correctly movements in the prices of securities and indices underlying options and the stock market generally. To the extent HCC's predictions are incorrect, the Fund may incur losses.



                                   APPENDIX A

                       GOVERNANCE AND NOMINATING COMMITTEE
                             CHARTER AND PROCEDURES

                          THE SWISS HELVETIA FUND, INC.

ORGANIZATION

The Governance and Nominating Committee (the "Committee") of the Fund shall be composed solely of Directors ("Directors") who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee. Among other responsibilities, the Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund and oversee the annual assessment of the effectiveness of the Board as set forth below and such other matters of Fund governance as may be delegated to it by the Board or determined by the Committee to be appropriate.

EVALUATION OF POTENTIAL NOMINEES

In evaluating a person as a potential nominee to serve as a Director of the Fund (including any nominees recommended by stockholders as provided below), the Committee shall consider, among other factors it may deem relevant:

o    the character and integrity of the person;

o whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

o whether or not the person has any relationships that might impair his or her service on the Board;

o whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

o whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund;

o the contribution which the person can make to the Board and the Fund, in conjunction with the other Directors, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant; and

o whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its stockholders.

No person who has attained the age of 80 at the time of nomination shall be qualified to serve as a Director. In addition to the factors listed above, when evaluating a potential nominee to serve as a Director, the Committee shall consider whether such nominee has "Relevant Experience and Country Knowledge" and whether such nominee has any "Conflict of Interest," as such terms are defined in Article II, Section 2 of the Fund's Amended and Restated By-Laws, which is attached as Appendix A hereto.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund c/o The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

GOVERNANCE

The Committee shall assess the effectiveness of the Board in the following matters and such other matters of the Board's effectiveness, as it deems appropriate and orally report its findings and recommendations to the Board for its consideration at its September meeting.

o    The Board's committee structure and matters delegated to such committees;

o    The matters covered by the Board in its annual cycle of meetings;

o    The number and duration of Board meetings; and

o    The number of interested and Independent Directors.

The Committee also shall consider such other matters of governance it deems appropriate and report its findings to the Board.

The Chairperson of the Board, so long as he or she remains an Independent Director, shall execute annually the following procedure:*

--------------------------

* If the Chairperson is not an Independent Director, the Independent Directors will select each year one of their number to perform these functions.

o In January, the Chairperson shall privately and individually query each Independent Director in person or by telephone as to each director's views of the Board's working procedures and processes, the performance of the Board as a whole and, if appropriate, re-nominations to the Board of Directors.

o The Chairperson shall review and consider the views of each Independent Director and report to the Committee his conclusions, and the Committee will then discharge its responsibility to recommend appropriate changes, and re-nominations to the Board of Directors.

Any Director who attains the age of 80 during his or her service of the Board of Directors shall resign as of December 31st of the year he or she attains such age. The age limitation for both nominees and incumbent Directors may be waived by a majority of the Committee members then in office.


MEETINGS

The Committee shall meet at least annually and at other such times as may be appropriate coincident with the quarterly Board meetings. The Secretary of the Fund, in consultation with the Committee's Chairperson, or his or her designee, shall prepare an agenda to accompany the materials provided to the Committee prior to its meeting.

All reasonable efforts shall be made so that the agenda and accompanying materials for each Board meeting and Committee meeting to be held concurrently with the Board meeting are transmitted to all Directors no fewer than fourteen days in advance of the relevant meeting, and the draft agenda for all Board meetings is transmitted to the Independent Directors for approval at least twenty-one days in advance of the Board meeting date. Unless comments are received by the fourteenth day before the Board meeting, the draft agenda shall be deemed satisfactory.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

As Revised:  March 23, 2006



                                   APPENDIX A

        ARTICLE II, SECTION 2 OF THE FUND'S AMENDED AND RESTATED BY-LAWS

SECTION 2. QUALIFICATIONS FOR OFFICE.

To be eligible for nomination as a director a person must, at the time of such person's nomination, have Relevant Experience and Country Knowledge (as defined below) and must not have any Conflict of Interest (as defined below). Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Board of Directors.

"Relevant Experience and Country Knowledge" means experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland through service:

     (a) for at least 5 years in one or more of the following principal occupations:

          (1) senior executive officer, including senior legal officer, or partner of a financial or industrial business headquartered in Europe that has annual revenues of at least the equivalent of US $500 million and whose responsibilities include or included supervision of European business operations;

          (2) senior executive officer, including senior legal officer, or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose responsibilities include or included supervision of European business operations;

          (3) senior executive officer, including senior legal officer, or partner of an investment management business having at least the equivalent of US $500 million under discretionary management for others in securities of European companies or securities principally traded in Europe;

          (4) senior executive officer or partner (including a lawyer appointed "of counsel") (i) of a business consulting, accounting or law firm having a substantial number of professionals, and (ii) one of whose principal responsibilities includes or included providing services involving European matters or clients for financial or industrial businesses or investment businesses as described in (1)-(3) above;

          (5) senior official (including ambassador or minister or elected member of the legislature) in the national or cantonal government, a government agency or the central bank of Switzerland, in a major supranational agency or organization of which Switzerland is a member, in a leading international trade organization relating to Switzerland, in each case in the area of finance, economics, trade or foreign relations, or in a self-regulatory organization with direct or indirect responsibility for investment or sales practices related to registered investment companies;

          (6) director of this [Fund] at the time of nomination for at least five years; or

          (7) officer, director, partner, or employee of the [Fund's] investment advisor or of an entity controlling, controlled by or under common control with the [Fund's] investment advisor; and

     (b) for at least 10 years as a senior executive officer (including senior legal officer), director, partner, or senior official (including elected ambassador or minister or elected member of the legislature) of one or more of the following: (1) a financial or industrial business; (2) an investment management business; (3) a business, consulting, accounting or law firm; (4) a national government, a government agency or central bank, a major supranational agency or organization, or a leading international trade organization, in each case in the area of finance, economics, trade or foreign relations; or
          (5) a self-regulatory organization with direct or indirect responsibility for investment or sales practices related to registered investment companies.

"Conflict of Interest" means the presence of a conflict with the interests of the [Fund] or its operations through any of the following:

          (1) current position as a director, officer, partner or employee of another investment fund whose investment focus is principally (i.e., over 50% of total assets) securities of Swiss companies or securities principally traded in Swiss markets and that does not have the same investment advisor as the [Fund] or an investment advisor affiliated with an investment advisor of the [Fund];

          (2) current position as a director, officer, partner, or employee of the investment advisor, sponsor or equivalent of an investment vehicle described in the previous point and who is involved in the day to day operations of such vehicle or the investment decisions made with respect to such vehicle; or

          (3) current position as an official of a governmental agency or self-regulatory body having responsibility for regulating the [Fund] or the markets in which it proposes to invest.



                        ANNUAL MEETING OF STOCKHOLDERS OF
                          THE SWISS HELVETIA FUND, INC.

                                  JUNE 8, 2006

     PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Please be sure to sign and date this Proxy.           Date:  __________________

_______________________________________________________________________________
Stockholder sign here                                        Co-owner sign here

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE


1a.  With respect to the proposal to elect Mr. Paul Hottinger as a Class III
     Director:

          For /_/     Withhold Authority /_/

1b. With respect to the proposal to elect Mr. Michael Kraynak, Jr. as a Class III Director:

          For /_/     Withhold Authority /_/

1c. With respect to the proposal to elect Mr. Stephen K. West, Esq. as a Class III Director:

          For /_/     Withhold Authority /_/

2. With respect to the proposal to ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the year ending December 31, 2006.

          For /_/           Against /_/       Abstain /_/

3. With respect to the proposal to approve changes to certain of the Fund's fundamental investment policies and restrictions to permit the Fund to:

     A. leverage up to 10% of its total assets (including the amount borrowed).

          For /_/           Against /_/       Abstain /_/

     B. invest in securities of Swiss Real Estate Companies (as defined in the Proxy Statement).

          For /_/           Against /_/       Abstain /_/

     C. acquire equity and equity-linked securities of non-Swiss companies in limited instances.

          For /_/           Against /_/       Abstain /_/

     D. invest up to 20% (increased from 10%) of its total assets in illiquid securities.

          For /_/           Against /_/       Abstain /_/

     E.   engage in certain options transactions.

          For /_/           Against /_/       Abstain /_/

4. In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

RECORD DATE SHARES: _____________________

     NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


                          THE SWISS HELVETIA FUND, INC.
                           1270 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SWISS
     HELVETIA FUND, INC. PURSUANT TO A SEPARATE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, DATED APRIL 18, 2006, RECEIPT OF WHICH IS
                              HEREBY ACKNOWLEDGED

The undersigned hereby appoints Rudolf Millisits and Edward J. Veilleux, and each of them, the true and lawful attorneys and proxies, each with the power of substitution, for and in the name, place and stead of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Swiss Helvetia Fund, Inc. held of record by the undersigned on April 13, 2006 at the Annual Meeting of Stockholders to be held at 11:30 a.m. on Thursday, June 8, 2006 at The Omni Berkshire Place, 21 East 52nd Street, Juilliard Ballroom (2nd Floor), New York, New York 10022 or any adjournment or postponement thereof.

This proxy, when properly executed and returned in the enclosed envelope, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE AS A CLASS III DIRECTOR, FOR THE RATIFICATION OF THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FOR EACH OF THE PROPOSALS TO APPROVE CHANGES TO CERTAIN OF THE FUND'S FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS. THIS PROXY ALSO WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the Meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.

In their discretion, the persons named as proxies on the front of this card are authorized to vote upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as a director if any of the above nominees is unable to serve.


HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?
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